SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                   FORM 8-K/A
                               Amendment No. 1 to

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) December 7, 1999

        RICA FOODS, INC. (formerly known as Costa Rica International, Inc.)
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                               0-18222 87-0432572
           ----------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                            95 MERRICK WAY, SUITE 507
                           CORAL GABLES, FLORIDA 33134
               (Address of principal executive offices) (Zip Code)


                                 (305) 476-1757
                                 --------------
               (Registrant's telephone number, including area code)

     This Current Report on Form 8-K/A amends Item 7(a) and (b) of the Current Report filed with the Securities and Exchange Commission (the "SEC") on December 16, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Financial statements of Corporacion Pipasa and Subsidiaries ("Pipasa") for the period ended September 30, 1999, have been consolidated in the Audited Consolidated Financial Statements and supplementary data of Rica Foods, Inc. (the "Company") filed in the Company's Annual Report on Form 10-K with the SEC on January 13, 2000.

(b)      PRO FORMA FINANCIAL INFORMATION

         1. Pro Forma Combined Condensed Balance Sheet as of September 30, 1999 (Unaudited).
         2. Pro Forma Combined Condensed Statement of Income for the year ended September 30, 1999 (Unaudited).

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)



The following pro forma unaudited combined condensed financial statements and related notes give effect to the acquisitions of the remaining 40.44% minority interest of Corporacion Pipasa, S.A., a Costa Rican corporation, and Subsidiaries ("Pipasa"), in exchange for the issuance of 3,683,595 restricted shares of common stock of Rica Foods, Inc. (the "Company"). The acquisition of Pipasa is being accounted for at the value of the minority interest as of the acquisition date, on the basis that the owner of the minority interest of Pipasa is a major shareholder of the Company. The pro forma unaudited combined condensed financial statements also include the effect of the acquisition of the remaining 43.62% minority interest of Corporacion As de Oros, S.A., a Costa Rican corporation, and Subsidiaries ("As de Oros"), which was acquired by the Company on November 22, 1999, in exchange for the issuance of 1,670,921 restricted shares of common stock of the Company. Pro forma unaudited combined condensed financial statements and related notes giving effect to the acquisition of the minority interest of As de Oros are included in the Current Report on Form 8-K/A which has been filed by the Company with the SEC on February 3, 2000. The acquisition of As de Oros was accounted for under the purchase method of accounting.

The pro forma unaudited combined condensed financial statements are presented using the Company's audited consolidated financial statements for the year ended September 30, 1999. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to the pro forma financial statements.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or consolidated results of operations of the Company that would have been reported had these transactions occurred on the date indicated, nor do they represent a forecast of the consolidated financial position of the Company at any future date or the consolidated results of operations of the Company for any future period. The pro forma financial statements, including the notes thereto, should be read in conjunction with the Consolidated Financial Statements of the Company included in its Annual Report on Form 10-K for the year ended September 30, 1999, filed with the SEC on January 13, 2000.


                              Pro Forma Consolidated Condensed Balance Sheet reflecting the Company, after giving effect to the acquisitions of the remaining minority interest of
                                                   As de Oros and Pipasa (Unaudited)
                                                        As of September 30, 1999
                                                         (Dollars in thousands)

                                                                                    Pro Forma Adjustments in     Combined Pro Forma
                                                              Rica Foods, Inc.      As de Oros        Pipasa        Balance Sheet
                                                              ----------------      ----------        ------     ------------------

                          Assets
                          ------
Cash and cash equivalents                                         $  3,913                                            $  3,913
Notes and accounts receivable, net                                   9,603                                               9,603
Inventories, net                                                    13,897                                              13,897
Other current assets                                                 3,354                                               3,354
                                                                  --------                                            --------
       Total current assets                                         30,767                                              30,767
                                                                  --------                                            --------

Property, plant and equipment, net                                  31,923         (1)  4,790                           36,713
Long-term investment                                                 4,261                                               4,261
Cost in excess of acquired business, net                             1,382         (2)  2,273                            3,655
Other assets                                                         1,990                                               1,990
                                                                  --------                                            --------
       Total assets                                               $ 70,323                                            $ 77,386
                                                                  ========                                            ========

            Liabilities and Stockholders' Equity
            ------------------------------------

Current liabilities:
    Accounts payable                                              $ 12,085                                            $ 12,085
    Notes payable                                                    7,583                                               7,583
    Other current liabilities                                        4,862                                               4,862
                                                                  --------                                            --------
        Total current liabilities                                   24,530                                              24,530

Long-term debt, net of current portion                              21,443                                              21,443
Due to stockholders                                                     17                                                  17
Deferred income tax liability                                        1,765         (3)  1,437                            3,202
                                                                  --------                                            --------
       Total liabilities                                            47,755                                              49,192
                                                                  --------                                            --------

Minority interest                                                    9,468         (4) (2,227)    (4)  (6,238)           1,003

Stockholders' equity:
    Common stock                                                         7         (6)      2     (7)       3               12
    Preferred stock                                                  2,216                                               2,216
    Additional paid-in capital                                      12,137         (6)  7,851     (7)   6,235           26,223
    Comprehensive loss                                              (6,828)                                             (6,828)
    Retained earnings                                                6,481                                               6,481
                                                                  --------                                            --------
                                                                    14,013                                              28,104
Less:
    Due from stockholders                                             (645)                                               (645)
    Treasury stock, at cost                                           (268)                                               (268)
                                                                  --------                                            --------
       Total stockholders' equity                                   13,100                                              27,191
                                                                  --------                                            --------

      Total liabilities and stockholders' equity                  $ 70,323                                            $ 77,386
                                                                  ========                                            ========


                            The accompanying notes to unaudited pro forma combined condensed Balance
                                       Sheet are an integral part of these statements.



                              Pro Forma Consolidated Condensed Statement of Income reflecting the Company, after giving effect to the acquisitions of the remaining minority interest of
                                                      As de Oros and Pipasa (Unaudited)
                                                    For the year ended September 30, 1999
                                                  (Dollars in thousands except per share data)

                                                                                      Pro Forma Adjustments in   Combined Pro Forma
                                                                 Rica Foods, Inc.     As de Oros        Pipasa    Income Statement
                                                                 ----------------     ----------        ------   ------------------

Sales                                                              $    118,550                                     $    118,550
Cost of sales                                                            77,275      (1)   259                            77,534
                                                                   ------------                                     ------------
    Gross profit                                                         41,275                                           41,016
                                                                   ------------                                     ------------

Operating expenses:
    General and administrative                                           11,413      (1)    57                            11,470
    Selling                                                              17,036      (1)   163                            17,199
    Amortization of cost in excess of net assets of acquired
      business                                                              399      (2)   455                               854
                                                                   ------------                                     ------------
       Total operating expenses                                          28,848                                           29,523
                                                                   ------------                                     ------------

       Income from operations                                            12,427                                           11,493

Other expenses (income):
    Interest expense                                                      3,484                                            3,484
    Interest income                                                        (677)                                            (677)
    Foreign exchange losses, net                                          1,806                                            1,806
    Miscellaneous, net                                                     (360)                                            (360)
                                                                   ------------                                     ------------
       Total other expenses                                               4,253                                            4,253
                                                                   ------------                                     ------------

   Income before income taxes and minority interest                       8,174                                            7,240

Provision for income taxes                                                  762      (3)  (144)                              618
                                                                   ------------                                     ------------
Income before minority interest                                           7,412                                            6,622
Minority interest                                                        (4,133)     (5) 2,061      (5) 1,970               (102)
                                                                   ------------                                     ------------
Net income                                                                3,279                                            6,520
Preferred stock dividends                                                   238                                              238
                                                                   ------------                                     ------------
Net income applicable to common stockholders                       $      3,041                                     $      6,282
                                                                   ============                                     ============
Earnings per share:
     Basic earnings per share                                      $       0.43
                                                                   ============
     Diluted earnings per share                                    $       0.42
                                                                   ============
Weighted average number of common shares outstanding:
     Basic                                                            7,122,170
                                                                   ============
     Diluted                                                          7,269,769
                                                                   ============
Pro forma earnings per share:
     Pro forma basic earnings per share                                                                             $          0.50
                                                                                                                    ===============
     Pro forma diluted earnings per share                                                                           $          0.50
                                                                                                                    ===============
Pro forma weighted average number of common shares outstanding:
    Pro forma basic                                                                                                      12,476,686
                                                                                                                    ===============
    Pro forma  diluted                                                                                                   12,624,285
                                                                                                                    ===============

                            The accompanying notes to unaudited pro forma combined condensed financial statements are an integral parts of these statements.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


The pro forma statements and related notes give pro forma effect to the acquisitions of the remaining minority interest of 40.44% of Corporacion Pipasa S.A. ("Pipasa") and 43.62% of Corporacion as de Oros S.A. ("As de Oros") by Rica Foods, Inc. (the "Company"). The acquisition of Pipasa was accounted for at the value of Pipasa's minority interest on the acquisition date. The acquisition of the minority interest in As de Oros was accounted for under the purchase method. The minority interests of Pipasa and As de Oros (the "Subsidiaries") were acquired by the Company on December 7, 1999 and November 22, 1999, respectively.

The balance sheet of the Company as of September 30, 1999, as filed in Rica's Annual Report in Form 10-K, includes the account balances of the Subsidiaries as of September 30, 1999 as well as their corresponding minority interest. The combined pro forma balance sheet uses as an acquisition date of October 1, 1998 to reflect the acquisition of the minority interest in the Subsidiaries.

The statement of income of the Company for the year ended September 30, 1999, as filed in Rica's Annual Report on Form 10-K, includes the results of operations for the Subsidiaries, net of the minority interest, for the year then ended. The combined pro forma income statement uses an acquisition date of October 1, 1998 to reflect the acquisition of the minority interest in the Subsidiaries.

The pro forma basic and diluted earnings per share amounts are based on the weighted average number of common shares and common shares equivalents outstanding during the year ended September 30, 1999, including the issuance of 3,683,595 and 1,670,921 restricted shares issued to acquire the remaining 40.44% and 43.62% of Pipasa and As de Oros, respectively. As part of the pro forma calculation, the shares issued to acquire the Subsidiaries are recorded as issued on October 1, 1998.

The unaudited pro forma statements of earnings are not necessarily indicative of operating results which would have been achieved had the transactions been consummated as of October 1, 1998 and should not be construed as representative of future of earnings.

The Company does not expect to adopt any material change to the accounting policies used by the Subsidiaries, nor expects the acquisitions of 100% of the minority interests in the Subsidiaries to result in any material changes concerning current income taxes.

The following adjustments were recorded in the pro forma financial statements to reflect the acquisition of the minority interest of the Subsidiaries:

1. Reflects excess fair market value over book value of the net assets acquired from As de Oros and its respective depreciation . Excess fair market value over book value is depreciated over a period of approximately 10 years using the straight-line method, which is consistent with the useful life of the assets.

2. Reflects excess of purchase price over fair value of the 43.62% of As de Oros' net assets acquired on November 22, 1999 ("Goodwill") and its respective amortization. Goodwill is amortized using the straight-line method over a 5-year period.

3. Represents a deferred tax liability originated by the excess of fair market value over the book value of property, plant and equipment acquired from As de Oros, and the tax effect of the amortization of these assets.

4.   Eliminates  Pipasa's  and As de Oros'  minority  interest  as of  September
     30, 1999.


5. Eliminates the minority interest's proportionate share of income from the operations of Pipasa and As de Oros for the year ended September 30, 1999.

6. Reflects issuance of 1,670,921 restricted shares under the purchase method to acquire the remaining 43.62% of As de Oros, during the year ended September 30, 1999.

7. Reflects issuance of 3,683,595 restricted shares, valued at the historical cost of the minority interest on the acquisition date, to acquire 40.44% of Pipasa, during the year ended September 30, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RICA FOODS, INC.

Dated:    February 10, 2000                    By: /S/ RANDALL PIEDRA
                                                  ------------------------
                                                  RANDALL PIEDRA
                                                   Chief Financial Officer









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